Other Borrowings	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
OTHER BORROWINGS
OTHER BORROWINGS
On February 11, 2009, the Bank issued a $5.0 million note due on February 15, 2012 under the FDIC Temporary Debt Guarantee Program. The note had an interest rate of 2.74% in addition to the 100 basis point FDIC guarantee fee paid by the Bank. Interest payments were required to be made semiannually in arrears on February 15 and August 15 in each year commencing on August 15, 2009 through the maturity date. All legal and placement fees associated with this transaction were capitalized as debt issuance costs and were amortized to interest expense over the repayment period on a straight-line basis. This note matured on February 15, 2012 and was paid in full by the Bank.
During the years ended December 31, 2013 and 2012, the Company had an accommodation from First Tennessee Bank National Association to borrow federal funds up to the amount of $15.0 million. This federal funds accommodation is not a confirmed line of credit or loan, and First Tennessee Bank National Association may cancel, in whole or in part, the accommodation at any time without cause or notice in its sole discretion. The Company did not have an outstanding balance on this accommodation at December 31, 2013 and 2012.
At December 31, 2013 and 2012, the Company had an agreement with Zions First National Bank to borrow federal funds up to $9.0 million. This federal funds line amount was established at the discretion of Zions First National Bank and may be terminated at any time in its sole discretion. At December 31, 2013, the outstanding balance on this federal funds line was $2.4 million. The Company did not have an outstanding balance at December 31, 2012.